                                                                    EXHIBIT 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                                ELECTROGLAS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  77-0336101
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

6024 Silver Creek Valley Road
San Jose, California                                      95138
(Address of principal executive offices)                  (Zip code)

                           ---------------------------

                  5.25% Convertible Subordinated Notes due 2007
                       (Title of the indenture securities)


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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

     ---------------------------------------    --------------------------------
                   Name                                             Address
     ---------------------------------------    --------------------------------

     Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
     New York                                   10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                                10045

     Federal Deposit Insurance Corporation      Washington, D.C. 20429

     New York Clearing House Association        New York, New York 10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of July, 2002.


                                        THE BANK OF NEW YORK


                                        By: /S/   ROBERT A. MASSIMILLO
                                            --------------------------------
                                            Name:  Robert A. Massimillo
                                            Title: Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                                                                   In Thousands
                                                                  --------------
ASSETS
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
      and coin ...............................................      $ 3,765,462
   Interest-bearing balances .................................        3,835,061

Securities:
   Held-to-maturity securities ...............................        1,232,736
   Available-for-sale securities .............................       10,522,833

Federal funds sold and Securities purchased
   under agreements to resell ................................        1,456,635

Loans and lease financing receivables:
  Loans and leases held for sale .............................          801,505
  Loans and leases, net of unearned income ....................      46,206,726
  LESS: Allowance for loan and lease losses ...................         607,115
  Loans and leases, net of unearned
      income and allowance ...................................       35,249,695

Trading Assets ...............................................        8,132,696
Premises and fixed assets (including
  capitalized leases) ........................................          898,980
Other real estate owned ......................................              911
Investments in unconsolidated subsidiaries
  and associated companies ...................................          220,609
Customers' liability to this bank on
  acceptances outstanding ....................................          574,020
Intangible assets ............................................
  Goodwill ...................................................        1,714,761
  Other intangible assets ....................................           49,213
Other assets .................................................        5,001,308
                                                                    ===========


Total assets .................................................     $ 73,954,859
                                                                   ============

  LIABILITIES
  Deposits:
    In domestic offices ......................................     $ 29,175,631
    Noninterest-bearing ......................................       11,070,277
    Interest-bearing .........................................       18,105,354
    In foreign offices, Edge and Agreement
      subsidiaries, and IBFs .................................       24,596,600
    Noninterest-bearing ......................................          321,299
    Interest-bearing .........................................       24,275,301
  Federal funds purchased and securities sold
    under agreements to repurchase ...........................        1,922,197
  Trading liabilities ........................................        1,970,040
  Other borrowed money:
    (includes mortgage indebtedness and
    obligations under capitalized leases) ....................        1,577,518
  Bank's liability on acceptances executed and
    outstanding ..............................................          575,362
  Subordinated notes and debentures ..........................        1,940,000
  Other liabilities ..........................................        5,317,831
                                                                   ------------
  Total liabilities ..........................................     $ 67,075,179
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  EQUITY CAPITAL
  Common stock ...............................................        1,135,284
  Surplus ....................................................        1,055,508
  Retained earnings ..........................................        4,227,287
  Accumulated other comprehensive income .....................          (38,602)
  Other equity capital components ............................                0
  Total equity capital .......................................        6,379,477
                                                                   ------------
  Total liabilities and equity capital .......................     $ 73,954,859
                                                                   ============



        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Mastro,
                                        Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct

 Thomas A. Renyi
 Gerald L. Hassell                        Directors
 Alan R Griffith